UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2010

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On March 22, 2009, Hexion Specialty Chemicals, Inc. (the “Company”) will hold a conference call to discuss the Company’s financial results for fourth quarter and fiscal year 2009. The slide presentation materials for the call and a transcript of the presentation are included as Exhibit 99.1 and Exhibit 99.2 to this current report.

Item 7.01	Regulation FD Disclosure

See Item 2.02 of the Form 8-K. The transcript of the conference call will be available on the Company’s website at www.hexion.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Transcript of the Company’s Fourth Quarter and Fiscal Year 2009 Earnings Conference Call on March 22, 2010.

Exhibit 99.2	Information presented during the Company’s Fourth Quarter and Fiscal Year 2009 Earnings Conference Call on March 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: March 22, 2010	By:	/s/ WILLIAM H. CARTER
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of the Company’s Fourth Quarter and Fiscal Year 2009 Earnings Conference Call on March 22, 2010.

99.2	Information presented during the Company’s Fourth Quarter and Fiscal Year 2009 Earnings Conference Call on March 22, 2010.